Exhibit 10.6

Execution Copy

FIFTH AMENDMENT AGREEMENT

This Fifth Amendment Agreement (this “Agreement” or the “Fifth Amendment”) is entered into as of the 12th day of October, 2011 by and among UNITIL CORPORATION, a New Hampshire corporation (the “Borrower”), each lender whose name appears on the signature page hereof (collectively the “Lenders” and each individually a “Lender”) and BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and a Lender.

W I T N E S S E T H

WHEREAS, the Lenders and the Borrower entered into a certain Credit Agreement dated as of November 26, 2008, as amended and modified (the “Credit Agreement”), establishing a line of credit in favor of the Borrower in the initial principal amount of up to Forty Five Million Dollars ($45,000,000) subject to increase to Sixty Million Dollars ($60,000,000) upon the satisfaction by the Borrower of certain conditions (capitalized terms used but not defined herein shall have the meanings as set forth in the Credit Agreement);

WHEREAS, the Borrower and the Lenders amended the Credit Agreement and Loan Documents on January 2, 2009 to, among other things, (i) increase the amount of the Aggregate Commitments to $60,000,000; (ii) amend certain fee provisions; and (iii) amend the Loan Documents in certain other respects;

WHEREAS, the Borrower and the Lenders further amended the Credit Agreement and Loan Documents on March 16, 2009 to (i) increase the amount of the Aggregate Commitments to $80,000,000; (ii) change the Applicable Percentages of each Lender; (iii) amend the Applicable Margin; and (iv) amend certain fee provisions;

WHEREAS, the Borrower and the Lenders further amended the Credit Agreement and Loan Documents on October 13, 2009 to (i) renew the Credit Agreement and provide for a new maturity date; (ii) amend the Applicable Margin; (iii) amend certain fee provisions; (iv) remove references to the Borrower’s Equity Injection and the acquisition of the Targets; and (v) amend the Loan Documents in certain other respects;

WHEREAS, the Borrower and the Lenders further amended the Credit Agreement and Loan Documents on October 8, 2010 (the “Fourth Amendment”) to (i) renew the Credit Agreement and provide for a new maturity date; (ii) provide for a Base Rate interest rate option under the Credit Agreement; (iii) reflect letter of credit availability under the Credit Agreement; (iv) amend certain fee provisions; (v) modify certain financial reporting requirements; and (vi) amend the Loan Documents in certain other respects; and

WHEREAS, the Borrower and the Lenders desire to amend the Credit Agreement and Loan Documents to (i) increase the amount of Aggregate Commitments to $115,000,000; (i) change the Applicable Margin for Eurodollar Rate Loans and Base Rate Loans; (iii) modify certain fee provisions; and (iv) amend the Loan Documents in certain other respects.

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements therein contained, the receipt and adequacy of which are hereby acknowledged, the parties covenant, stipulate and agree as follows:

1. Representations and Warranties of the Borrower. As of the Fifth Amendment Date (as hereinafter defined), the Borrower represents and warrants to the Lenders as follows:

(a) The representations and warranties of the Borrower made in the Loan Documents are true and accurate and are hereby reaffirmed as of the date hereof, subject to such materiality qualifiers as may be included in such representations and warranties, and save for representations and warranties made as of a specified date, which were true and correct as of such date and except, in each case, as and to the extent any of the foregoing may relate directly or indirectly to the acquisition of the Targets.

(b) The Amended and Restated Cash Pooling and Loan Agreement dated as of December 1, 2008 between the Borrower and certain of its Subsidiaries remains in full force and effect and has not been amended, restated or modified since December 1, 2008.

(c) No Event of Default has occurred and is continuing.

(d) This Agreement will constitute a valid and legally binding obligation of the Borrower, enforceable in accordance with its terms (except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally).

2. Amendments to Credit Agreement. Effective as of the Fifth Amendment Date, the Credit Agreement shall be amended as follows:

(a) The defined term “Aggregate Commitments” in Section 1.01 shall be deleted in its entirety and replaced with the following:

“Aggregate Commitments” means the aggregate Commitments of all Lenders which shall equal $115,000,000, unless earlier reduced by the Borrower in accordance with Section 2.06.

(b) The defined term “Applicable Margin” in Section 1.01 shall be deleted in its entirety and replaced with the following:

“Applicable Margin” means, with respect to Eurodollar Rate Loans and Floating Rate Loans, a per annum rate equal to 1.75%, and with respect to Base Rate Loans, a per annum rate equal to 1%.

(c) The defined term “Excluded Taxes” in Section 1.01 shall be deleted in its entirety and replaced with the following:

“Excluded Taxes” means with respect to Agent, L/C Issuer, any Lender or any other recipient of any payment to be made by or on account of any obligation of Borrower hereunder, (a) taxes imposed on or measured by its overall net income (however denominated), and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which such recipient is organized or in which its principal office is located or, in the case of L/C Issuer or any Lender, in which its applicable Lending Office is located, (b) any branch profits taxes imposed by the United States or any similar tax imposed by any other jurisdiction in which Borrower is located, (c) any backup withholding tax that is required by the Code to be withheld from amounts payable to any L/C Issuer or Lender that has failed to comply with clause (A) of Section 3.01(e)(ii), (d) in the case of a Foreign Lender, any United States withholding tax that (i) is required to be imposed on amounts payable to such Foreign Lender pursuant to the Laws in force at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or (ii) is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law) to comply with clause (B) of Section 3.01(e)(ii), except to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment), to receive additional amounts from Borrower with respect to such withholding tax pursuant to Section 3.01(a)(ii) and (3) any withholding taxes imposed pursuant to FATCA.

(d) The defined term “Foreign Lender” in Section 1.01 shall be deleted in its entirety and replaced with the following:

“Foreign Lender” means any Agent, Lender or L/C Issuer that is organized under the Laws of a jurisdiction other than that in which Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

(e) Section 1.01 is amended by adding the following additional defined terms:

“FATCA” means Sections 1471 through 1474 of the Code (and any successor sections or amendments thereto) and any current or future regulations or official interpretations thereof.

“Fifth Amendment Date” means October 12, 2011.

(f) Section 2.01 is deleted in its entirety and replaced with the following:

“2.01 Committed Loans. Subject to the terms and conditions set forth herein, each Lender severally agrees to make loans (each such loan, a “Committed Loan”) to Borrower from time to time, on any Business Day during the Availability Period, in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Commitment; provided, however, that after giving effect to any Committed Borrowing, (i) the Total Outstandings shall not exceed the Aggregate Commitments, and (ii) the aggregate Outstanding Amount of the Committed Loans of any Lender, plus such

Lender’s Applicable Percentage of the Outstanding Amount of all L/C Obligations shall not exceed such Lender’s Commitment. Within the limits of each Lender’s Commitment, and subject to the other terms and conditions hereof, Borrower may borrow under this Section 2.01, prepay under Section 2.05, and reborrow under this Section 2.01. Committed Loans may be Base Rate Loans, Floating Rate Loans or Eurodollar Rate Loans, as further provided herein.”

(g) Section 2.04(i) is amended by deleting the phrase “1.625%” and replacing it with “1.5%”.

(h) Section 2.08 is deleted in its entirety and replaced with the following:

“2.08 Extensions of Scheduled Termination Date. Borrower may request up to two one-year extensions of the Scheduled Termination Date by providing the Agent with written notice of such request at least three (3) months prior to the applicable Scheduled Termination Date. Any such extension agreed to by the Agent, the L/C Issuer and the Lenders shall be effected pursuant to a written amendment to this Agreement and, as appropriate, the other Loan Documents, necessary or appropriate in the reasonable opinion of the Agent and the Borrower to effect the provisions of this paragraph and signed by the Borrower, the Agent, the L/C Issuer and the Lenders; provided that (i) each Lender’s approval of any such extension shall be subject to each Lender’s reasonable satisfaction with the terms, conditions and documentation therefor, and (ii) as provided in Section 2.09(c) and (d), if the Scheduled Termination Date is extended prior to the second (2nd) anniversary of the Amendment Date and with the same Lenders party to this Agreement on the Amendment Date or Fifth Amendment Date (as applicable) as parties thereto, a portion of the Lenders’ upfront fees paid pursuant to Section 2.09(c) and (d) may be credited against the fees (if any) payable to the Agent, the L/C Issuer or any Lenders in connection with any such extension (as mutually agreed by the Borrower, the Agent, the L/C Issuer and the Lenders at the time of such extension).”

(i) Section 2.09 is hereby amended by adding the following new paragraph (d) at the end of such section:

“(d) Lender’s Upfront Fee (Fifth Amendment). On the Fifth Amendment Date, Borrower shall pay to Agent, for the account of each Lender in accordance with their respective Applicable Percentages, an upfront fee in an amount equal to $122,500. Such upfront fees are for the credit facilities committed by Lenders under this Agreement and are fully earned on the date paid. The upfront fee paid to each Lender is solely for its own account and is nonrefundable for any reason whatsoever. Notwithstanding the foregoing or any other provision hereof to the contrary, if the Scheduled Termination Date is extended prior to the (2nd) second anniversary of the Fifth Amendment Date and with the same Lenders party to this Agreement on the Fifth Amendment Date as parties thereto, then a portion (allocated pro rata among such Lenders) of the Lenders’ upfront fee paid pursuant to this Section 2.09(d) may be credited against the fees (if any) payable to the Agent, the L/C Issuer or any Lender in connection with any such extension (as mutually agreed by the Borrower, the Agent, the L/C Issuer and the Lenders at the time of such extension.)”

(j) Section 3.01(e)(ii) is amended by inserting the following as a separate paragraph immediately following clause (B)(V) thereof;

“In addition, each Foreign Lender shall provide at the time or times prescribed by law, or upon the reasonable request of the Borrower or the Agent, any documentation that may be required in order to allow the requesting party to make a payment under this Agreement without any deduction or withholding for or on account of any tax otherwise required to be withheld or assessed under FATCA.”

(k) Schedule 2.01 is hereby deleted in its entirety and replaced with the following:

“COMMITMENTS

AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$41,187,500	35.815217391%
RBS Citizens, N.A.	$38,812,500	33.750000000%
TD Bank, N.A.	$35,000,000	30.434782609%
Total	$115,000,000	100.000000000%

3. Conditions Precedent. This Agreement shall become effective on the date on which the following conditions precedent are satisfied:

(a) The Borrower shall execute and deliver this Agreement and the Allonges in the form attached hereto as Exhibit A to the Lenders.

(b) The Borrower shall have executed and/or delivered all of those documents and other matters set forth on the Closing Agenda attached hereto as Exhibit B.

(c) The Agent shall have received payment of the upfront fees then due from the Borrower under Section 2.09(d) of the Credit Agreement (as in effect following the effectiveness of this Agreement).

4. Loan Documents. This Agreement shall be included in the definition of “Loan Documents” in the Credit Agreement.

5. Future References. All references to the Loan Documents shall hereinafter refer to such documents as amended by this Agreement.

6. Continuing Effect; Acknowledgement. The provisions of the Credit Agreement, as modified herein, shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed. The parties acknowledge and agree that the all conditions set forth in Section 4.01 of the Credit Agreement have been and remain satisfied.

7. General.

(a) The Borrower shall execute and deliver such additional documents and do such other acts as the Lenders may reasonably require to implement the intent of this Agreement fully.

(b) The Borrower shall pay all reasonable and documented third party costs and expenses, including, but not limited to, attorneys’ fees incurred by the Lenders in connection with this Agreement; provided that legal fees and expenses shall be limited to the reasonable fees, charges and disbursements of (i) Devine, Millimet & Branch as counsel to the Agent in connection with this transaction, and (ii) other counsel to the Lenders in connection with this transaction (in an aggregate amount not to exceed (with respect to this clause (ii)) $1,000).

(c) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this agreement by their duly authorized parties as of the date set forth above.

UNITIL CORPORATION, as Borrower

/s/ Sandra L. Whitney	By:	/s/ Robert G. Schoenberger
Witness	Name:	Robert G. Schoenberger
	Title:	Chairman, Chief Executive Officer and President

/s/ Sandra L. Whitney	By:	/s/ Mark H. Collin
Witness	Name:	Mark H. Collin
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent

	By:	/s/ Kristine Thennes
Witness	Name: Kristine Thennes
	Title:	Vice President

BANK OF AMERICA, N.A., as a Lender and L/C Issuer

/s/ Paula Belanger	By:	/s/ Kenneth R, Sheldon
Witness	Name:	Kenneth R, Sheldon
	Title:	Senior Vice President

RBS CITIZENS, N.A., as a Lender

/s/ Marcia A. Tyler	By:	/s/ Tara F. Trafton
Witness	Name:	Tara F. Trafton
	Title:	Senior Vice President

TD BANK, N.A., as a Lender

/s/ Irene R. Roger	By:	/s/ David A. Canedy
Witness	Name:	David A. Canedy
	Title:	Vice President

[Signature Page to Fifth Amendment]

EXHIBIT A

Allonges to Promissory Notes

ALLONGE TO AND AMENDMENT OF REVOLVING CREDIT PROMISSORY NOTE TO

BANK OF AMERICA, N.A.

This Allonge to and Amendment of Revolving Credit Promissory Note is made and entered into as of October 12, 2011 by and between UNITIL CORPORATION, a New Hampshire corporation with a principal place of business at 6 Liberty Lane West, Hampton, New Hampshire 03842 (the “Borrower”) and BANK OF AMERICA, N.A., a national bank organized under the laws of the United States with a place of business at 1155 Elm Street, Manchester, New Hampshire 03101 (the “Lender”).

1. Reference is made to a certain Revolving Credit Promissory Note dated October 13, 2009, as amended, in the principal sum of Twenty Eight Million Dollars ($28,000,000), given by the Borrower, and payable to the Lender (the “Note”).

2. For valuable consideration, the Borrower and the Lender hereby mutually agree for themselves and their successors and assigns as set forth herein.

3. The Note is hereby amended on this date as set forth below, which amendments supersede any provisions to the contrary contained in the Note:

(a)	The maximum principal amount of the Note is increased from Twenty Eight Million Dollars ($28,000,000) to Forty One Million One Hundred Eighty Seven Thousand Five Hundred Dollars ($41,187,500).

(b)	The amount “$28,000,000” appearing in the upper left hand corner of page one of the Note is hereby deleted and replaced with “$41,187,500”.

(c)	The phrase “Twenty Eight Million Dollars ($28,000,000)” appearing in the first paragraph of the Note is hereby deleted and replaced with “Forty One Million One Hundred Eighty Seven Thousand Five Hundred Dollars ($41,187,500)”.

(d)	The phrase “Twenty Eight Million Dollars ($28,000,000)” appearing twice in the fourth paragraph of the Note is hereby deleted and replaced with “Forty One Million One Hundred Eighty Seven Thousand Five Hundred Dollars ($41,187,500)”.

4. In the event of any inconsistency, between the Note and this Allonge, the provisions contained in this Allonge shall govern.

5. Expect as specifically modified by this Allonge, all other terms and conditions of the Note shall remain in full force and effect without modification.

6. This Allonge shall be attached to the Note.

[SIGNATURE PAGE FOLLOWS]

SIGNED as a sealed instrument as of the date first written above.

BORROWER:

WITNESS	UNITIL CORPORATION

By:
	Name:	Robert G. Schoenberger
	Title:	Chairman, Chief Executive Officer and President

By:
	Name:	Mark H. Collin
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

WITNESS	BANK OF AMERICA, N.A., in its capacity as a Lender and L/C Issuer

By:
	Name:	Kenneth R. Sheldon
	Title:	Senior Vice President

Acknowledged:

WITNESS	BANK OF AMERICA, N.A., in its capacity as Administrative Agent

By:
Name:
Title:

ALLONGE TO AND AMENDMENT OF REVOLVING CREDIT PROMISSORY NOTE TO

RBS CITIZENS, N.A.

This Allonge to and Amendment of Revolving Credit Promissory Note is made and entered into as of October 12, 2011 by and between UNITIL CORPORATION, a New Hampshire corporation with a principal place of business at 6 Liberty Lane West, Hampton, New Hampshire 03842 (the “Borrower”) and RBS CITIZENS, NATIONAL ASSOCIATION, a national bank organized under the laws of the United States with a place of business at 875 Elm Street, Manchester, New Hampshire 03101 (the “Lender”).

1. Reference is made to a certain Revolving Credit Promissory Note dated October 13, 2009, as amended, in the principal sum of Twenty Seven Million Dollars ($27,000,000), given by the Borrower, and payable to the Lender (the “Note”).

2. For valuable consideration, the Borrower and the Lender hereby mutually agree for themselves and their successors and assigns as set forth herein.

3. The Note is hereby amended on this date as set forth below, which amendments supersede any provisions to the contrary contained in the Note:

(a)	The maximum principal amount of the Note is increased from Twenty Seven Million Dollars ($27,000,000) to Thirty-Eight Million Eight Hundred Twelve Thousand Five Hundred Dollars ($38,812,500).

(b)	The amount “$27,000,000” appearing in the upper left hand corner of page one of the Note is hereby deleted and replaced with “$38,812,500”.

(c)	The phrase “Twenty Seven Million Dollars ($27,000,000)” appearing in the first paragraph of the Note is hereby deleted and replaced with “Thirty-Eight Million Eight Hundred Twelve Thousand Five Hundred Dollars ($38,812,500)”.

(d)	The phrase “Twenty Seven Million Dollars ($27,000,000)” appearing twice in the fourth paragraph of the Note is hereby deleted and replaced with “Thirty-Eight Million Eight Hundred Twelve Thousand Five Hundred Dollars ($38,812,500)”.

4. In the event of any inconsistency, between the Note and this Allonge, the provisions contained in this Allonge shall govern.

5. Expect as specifically modified by this Allonge, all other terms and conditions of the Note shall remain in full force and effect without modification.

6. This Allonge shall be attached to the Note.

[SIGNATURE PAGE FOLLOWS]

SIGNED as a sealed instrument as of the date first written above.

BORROWER:

WITNESS	UNITIL CORPORATION

By:
	Name:	Robert G. Schoenberger
	Title:	Chairman, Chief Executive Officer and President

By:
	Name:	Mark H. Collin
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

WITNESS	RBS CITIZENS, N.A., in its capacity as a Lender

By:
	Name:	Tara F. Trafton
	Title:	Senior Vice President

Acknowledged:

WITNESS	BANK OF AMERICA, N.A., in its capacity as Administrative Agent

By:
Name:
Title:

ALLONGE TO AND AMENDMENT OF REVOLVING CREDIT PROMISSORY NOTE TO

TD BANK, N.A.

This Allonge to and Amendment of Revolving Credit Promissory Note is made and entered into as of October 12, 2011 by and between UNITIL CORPORATION, a New Hampshire corporation with a principal place of business at 6 Liberty Lane West, Hampton, New Hampshire 03842 (the “Borrower”) and TD BANK, N.A., a national bank organized under the laws of the United States with a place of business at 300 Franklin Street, Manchester, New Hampshire 03101 (the “Lender”).

1. Reference is made to a certain Revolving Credit Promissory Note dated October 13, 2009, as amended, in the principal sum of Twenty Five Million Dollars ($25,000,000), given by the Borrower, and payable to the Lender (the “Note”).

2. For valuable consideration, the Borrower and the Lender hereby mutually agree for themselves and their successors and assigns as set forth herein.

3. The Note is hereby amended on this date as set forth below, which amendments supersede any provisions to the contrary contained in the Note:

(a)	The maximum principal amount of the Note is increased from Twenty Five Million Dollars ($25,000,000) to Thirty-Five Million Dollars ($35,000,000).

(b)	The amount “$25,000,000” appearing in the upper left hand corner of page one of the Note is hereby deleted and replaced with “$35,000,000”.

(c)	The phrase “Twenty Five Million Dollars ($25,000,000)” appearing in the first paragraph of the Note is hereby deleted and replaced with “Thirty-Five Million Dollars ($35,000,000)”.

(d)	The phrase “Twenty Five Million Dollars ($25,000,000)” appearing twice in the fourth paragraph of the Note is hereby deleted and replaced with “Thirty-Five Million Dollars ($35,000,000)”.

4. In the event of any inconsistency, between the Note and this Allonge, the provisions contained in this Allonge shall govern.

5. Expect as specifically modified by this Allonge, all other terms and conditions of the Note shall remain in full force and effect without modification.

6. This Allonge shall be attached to the Note.

[SIGNATURE PAGE FOLLOWS]

SIGNED as a sealed instrument as of the date first written above.

BORROWER:

WITNESS	UNITIL CORPORATION

By:
	Name:	Robert G. Schoenberger
	Title:	Chairman, Chief Executive Officer and President

By:
	Name:	Mark H. Collin
	Title:	Senior Vice President, Chief Financial Officer and Treasurer

WITNESS	TD BANK, N.A., in its capacity as a Lender

By:
	Name:	David A. Canedy
	Title:	Senior Vice President

Acknowledged:

WITNESS	BANK OF AMERICA, N.A., in its capacity as Administrative Agent

By:
Name:
Title:

EXHIBIT B

Closing Agenda

CLOSING AGENDA

Fifth Amendment

to

Commercial Financing

to

UNITIL CORPORATION (the “Borrower”),

from

BANK OF AMERICA, N.A. (the “Bank”)

October 12, 2011

BORROWER’S DOCUMENTS (to be delivered by the Borrower or its respective counsel)

1.	Secretary’s Bring Down Certificate Regarding Incumbency, Authorizing Resolutions, Bylaws and Articles of Incorporation

2.	Certificate of Good Standing

3.	Payment of Upfront Fees (Disbursement Authorization attached)

BANK’S DOCUMENTS (to be delivered by Bank or its Counsel)

4.	Fifth Amendment to Credit Agreement

5.	Allonges to Promissory Notes

6.	RSA 399-B Disclosure Statement